1 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. THIRD QUARTER 2021 Exhibit 99.2 6380 E Holmes Road Memphis, TN 437,940 Square Feet

Table of Contents

INDUSTRIAL LOGISTICS PROPERTIES TRUST

CORPORATE INFORMATION
- Company Profile 3
- Investor Information 4
- Equity Research Coverage 5

FINANCIALS
- Key Financial Data 6
- Condensed Consolidated Balance Sheets 7
- Condensed Consolidated Statements of Income 8
- Debt Summary and Maturity Schedule 9
- Leverage Ratios and Coverage Ratios 10
- Capital Expenditures Summary 11
- Property Acquisitions and Dispositions Since 1/1/21 12
- Investment in Unconsolidated Joint Venture 13
- Calculation and Reconciliation of NOI and Cash Basis NOI 14
- Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI 15
- Calculation of EBITDA, EBITDAre and Adjusted EBITDAre 16
- Calculation of FFO Attributable to Common Shareholders and Normalized FFO Attributable to Common Shareholders 17

PORTFOLIO INFORMATION
- Portfolio Summary by Property Type 18
- Same Property Results of Operations by Property Type 19-20
- Occupancy and Leasing Summary 21
- Occupancy and Leasing Analysis by Property Type 22
- Tenant Credit Characteristics 23
- Tenants Representing 1% or More of Total Annualized Rental Revenues 24
- Five Year Lease Expiration and Reset Schedule by Property Type 25
- Portfolio Lease Expiration Schedule 26

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS 27-28

WARNING CONCERNING FORWARD-LOOKING STATEMENTS 29

ILPT
Nasdaq Listed

Please refer to the Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.

Supplemental Q3 2021 2

3Supplemental Q3 2021 Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 219-1460 Stock Exchange Listing: Nasdaq Trading Symbol: Common Shares: ILPT The Company: Industrial Logistics Properties Trust, or ILPT, we, our or us, is a real estate investment trust, or REIT, that owns and leases industrial and logistics properties throughout the United States. As of September 30, 2021, our portfolio was comprised of 294 wholly owned properties containing approximately 36.5 million rentable square feet located in 33 states, including 226 buildings, leasable land parcels and easements containing approximately 16.7 million rentable square feet that are primarily industrial lands located on the island of Oahu, HI, and 68 properties containing approximately 19.8 million rentable square feet located in 32 other states. As of September 30, 2021, we also owned a 22% equity interest in an unconsolidated joint venture, which owns 12 properties located in nine states containing approximately 9.2 million rentable square feet. ILPT is included in 151 market indices and comprises more than 1% of the following indices as of September 30, 2021: Invesco S&P SmallCap Low Volatility ETF INAV Index (XSLVIV), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Solactive Global SuperDividend REIT Index (SRET), Solactive Global SuperDividend REIT (Net) Index (SRETN), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV), Hoya Capital High Dividend Yield Index (GTR) (RIET), and the Bloomberg Reit Industrial/ Warehouse Index (BBREINDW). Management: ILPT is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of September 30, 2021, RMR had $32.7 billion of real estate assets under management and the combined RMR managed companies had approximately $10 billion of annual revenues, nearly 2,100 properties and approximately 37,000 employees. We believe that being managed by RMR is a competitive advantage for ILPT because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at a lower cost than we would have to pay for similar quality services if we were self managed. Key Data (as of and for the three months ended September 30, 2021): (dollars and sq. ft. in 000s) Total properties 294 Total sq. ft. 36,488 Percent leased 99.0% Q3 2021 Rental income $ 54,981 Q3 2021 Net income attributable to common shareholders $ 18,307 Q3 2021 Normalized FFO attributable to common shareholders $ 30,278 Company Profile RETURN TO TABLE OF CONTENTS

Investor Information

INDUSTRIAL LOGISTICS
PROPERTIES TRUST

Board of Trustees

Bruce M. Gans
Lead Independent Trustee

Lisa Harris Jones
Independent Trustee

Joseph L. Morea
Independent Trustee

John G. Murray
Managing Trustee

Kevin C. Phelan
Independent Trustee

Adam D. Portnoy
Chair of the Board & Managing Trustee

Executive Officers

John G. Murray
President and Chief Executive Officer

Richard W. Siedel, Jr.
Chief Financial Officer and Treasurer

Yael Duffy
Chief Operating Officer and Vice President

Contact Information

Investor Relations

Industrial Logistics Properties Trust
Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 219-1460
(email) info@ilptreit.com
(website) www.ilptreit.com

Inquiries

Financial, investor and media inquiries should be directed to Kevin Barry, Director, Investor Relations, at (617) 658-0776 or kbarry@ilptreit.com.



5300 Centerpoint Parkway
Groveport, OH
581,342 Square Feet



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Supplemental Q3 2021
4

Equity Research Coverage

INDUSTRIAL LOGISTICS PROPERTIES TRUST

B. Riley Securities, Inc.
Bryan Maher
bmaher@brileyfin.com
(646) 885-5423

Berenberg Capital Markets
Connor Siversky
connor.siversky@berenberg-us.com
(646) 949-9037

BofA Securities
James Feldman
james.feldman@baml.com
(646) 855-5808

BTIG
Thomas Catherwood
tcatherwood@btig.com
(212) 738-6140

JMP Securities
Aaron Hecht
ahecht@jmpsecurities.com
(415) 835-3963

RBC Capital Markets
Michael Carroll
michael.carroll@rbccm.com
(440) 715-2649


7303 Rickenbacker Parkway, West Columbus, OH
357,504 Square Feet
1566

ILPT is followed by the analysts listed here. Please note that any opinions, estimates or forecasts regarding ILPT's performance made by these analysts do not represent opinions, forecasts or predictions of ILPT or its management. ILPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.

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Supplemental Q3 2021
5

Key Financial Data

INDUSTRIAL LOGISTICS
PROPERTIES TRUST

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Selected Balance Sheet Data:					
Total gross assets	$ 2,212,938	$ 2,091,331	$ 2,058,022	$ 2,057,151	$ 2,659,564
Total assets	$ 2,048,095	$ 1,934,687	$ 1,909,019	$ 1,915,745	$ 2,498,994
Total liabilities	$ 1,052,066	$ 935,611	$ 907,803	$ 912,555	$ 1,421,571
Total equity	$ 996,029	$ 999,076	$ 1,001,216	$ 1,003,190	$ 1,077,423
Selected Income Statement Data:					
Rental income	$ 54,981	$ 54,180	$ 54,217	$ 60,081	$ 65,106
Net income	$ 18,307	$ 18,831	$ 19,337	$ 40,140	$ 13,814
Net income attributable to common shareholders	$ 18,307	$ 18,831	$ 19,337	$ 40,315	$ 14,089
NOI	$ 42,947	$ 42,350	$ 41,994	$ 46,659	$ 50,559
Adjusted EBITDAre	$ 41,154	$ 40,862	$ 40,502	$ 43,554	$ 46,051
FFO attributable to common shareholders	$ 30,278	$ 29,955	$ 30,670	$ 30,177	$ 29,939
Normalized FFO attributable to common shareholders	$ 30,278	$ 30,601	$ 30,670	$ 30,199	$ 30,117
Per Common Share Data (basic and diluted):					
Net income attributable to common shareholders	$ 0.28	$ 0.29	$ 0.30	$ 0.62	$ 0.22
FFO attributable to common shareholders	$ 0.46	$ 0.46	$ 0.47	$ 0.46	$ 0.46
Normalized FFO attributable to common shareholders	$ 0.46	$ 0.47	$ 0.47	$ 0.46	$ 0.46
Dividends:					
Annualized dividends paid per share	$ 1.32	$ 1.32	$ 1.32	$ 1.32	$ 1.32
Annualized dividend yield (at end of period)	5.2%	5.0%	5.7%	5.7%	6.0%
Normalized FFO attributable to common shareholders payout ratio	71.7%	70.2%	70.2%	71.7%	71.7%


1095 South 4800 West
Salt Lake City, UT
150,300 Square Feet


32150 Just Imagine Drive
Avon, OH
644,850 Square Feet

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Supplemental Q3 2021
6

7Supplemental Q3 2021 Condensed Consolidated Balance Sheets September 30, December 31, 2021 2020 ASSETS Real estate properties: Land $ 718,565 $ 709,099 Buildings and improvements 1,217,458 1,099,971 Total real estate properties, gross 1,936,023 1,809,070 Accumulated depreciation (164,843) (141,406) Total real estate properties, net 1,771,180 1,667,664 Investment in unconsolidated joint venture 63,260 60,590 Acquired real estate leases, net 79,475 83,644 Cash and cash equivalents 44,093 22,834 Rents receivable, including straight line rents of $68,426 and $62,753, respectively 74,224 69,511 Deferred leasing costs, net 7,037 4,595 Debt issuance costs, net 464 1,477 Due from related persons — 2,665 Other assets, net 8,362 2,765 Total assets $ 2,048,095 $ 1,915,745 LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ 354,000 $ 221,000 Mortgage notes payable, net 645,987 645,579 Assumed real estate lease obligations, net 13,037 14,630 Accounts payable and other liabilities 16,942 14,716 Rents collected in advance 11,823 7,811 Security deposits 6,933 6,540 Due to related persons 3,344 2,279 Total liabilities 1,052,066 912,555 Commitments and contingencies Shareholders' Equity: Common shares of beneficial interest, $.01 par value: 100,000,000 shares authorized; 65,404,879 and 65,301,088 shares issued and outstanding, respectively 654 653 Additional paid in capital 1,011,835 1,010,819 Cumulative net income 280,701 224,226 Cumulative common distributions (297,161) (232,508) Total shareholders' equity 996,029 1,003,190 Total liabilities and shareholders' equity $ 2,048,095 $ 1,915,745 (dollars in thousands, except per share data) 158 West Yard Road Feura Bush, NY 354,000 Square Feet 55 Commerce Avenue Albany, NY 125,000 Square Feet

Condensed Consolidated Statements of Income

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(amounts in thousands, except percentage data and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2021	2020	2021	2020
Rental income	$ 54,981	$ 65,106	$ 163,378	$ 194,494
Expenses:				
Real estate taxes	7,617	9,036	22,353	26,779
Other operating expenses	4,417	5,511	13,734	15,733
Depreciation and amortization	12,694	18,488	37,202	55,303
Acquisition and certain other transaction related costs	–	178	646	178
General and administrative	4,728	5,180	12,718	14,857
Total expenses	29,456	38,393	86,653	112,850
Gain on sale of real estate	940	–	940	–
Interest income	–	–	–	113
Interest expense (including net amortization of debt issuance costs, premiums and discounts of $505, $664, $1,516 and $1,893, respectively)	(9,084)	(12,886)	(26,468)	(40,610)
Gain on early extinguishment of debt	–	–	–	120
Income before income tax expense and equity in earnings of investees	17,381	13,827	51,197	41,267
Income tax expense	(72)	(13)	(177)	(202)
Equity in earnings of investees	998	–	5,455	–
Net income	18,307	13,814	56,475	41,065
Net loss attributable to noncontrolling interest	–	275	–	691
Net income attributable to common shareholders	$ 18,307	$ 14,089	$ 56,475	$ 41,756
Weighted average common shares outstanding - basic	65,178	65,112	65,154	65,092
Weighted average common shares outstanding - diluted	65,230	65,129	65,205	65,101
Per common share data (basic and diluted):				
Net income attributable to common shareholders	$ 0.28	$ 0.22	$ 0.86	$ 0.64
Additional Data:				
General and administrative expenses / total assets (at end of period)	0.2%	0.2%	0.6%	0.6%
Non-cash straight line rent adjustments included in rental income	$ 1,678	$ 2,120	$ 5,673	$ 6,183
Lease value amortization included in rental income	$ 174	$ 202	$ 525	$ 606
Lease termination fees included in rental income	$ –	$ –	$ 512	$ –


52 Pettengill Road
Londonderry, NH
614,240 Square Feet
ups
Pratt & Whitney
Logistics Provided by UPS

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Supplemental Q3 2021
8

9Supplemental Q3 2021 (1) Principal balance excludes unamortized debt issuance costs related to these debts. Total debt outstanding as of September 30, 2021, including unamortized debt issuance costs totaling $4,013, was $999,987. (2) We have a revolving credit facility which has a maturity date of December 29, 2021. This revolving credit facility requires interest to be paid at a rate of LIBOR plus a premium and imposes a commitment fee. The interest rate premium is subject to adjustment based on changes to our leverage ratio. The commitment fee is based on the unused portion of our revolving credit facility and was 25 basis points per annum as of September 30, 2021. We have the option to extend the maturity date of our revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions. Principal balance represents the amount outstanding under our revolving credit facility at September 30, 2021. Interest rate is as of September 30, 2021 and excludes the commitment fee. The maximum borrowing availability under our revolving credit facility may be increased up to $1,500,000 in certain circumstances. Interest Principal Maturity Due at Years to Rate Balance (1) Date Maturity Maturity Unsecured Floating Rate Debt: $750,000 revolving credit facility (2) 1.390% $ 354,000 12/29/2021 $ 354,000 0.2 Secured Fixed Rate Debt: 186 properties in Hawaii 4.310% 650,000 2/7/2029 650,000 7.4 Total / weighted average debt 3.280% $ 1,004,000 $ 1,004,000 4.9 Debt Summary and Maturity Schedule RETURN TO TABLE OF CONTENTS (dollars in thousands) As of September 30, 2021 (2) 17001 Mercury Street Gardner, KS 645,462 Square Feet

10Supplemental Q3 2021 As of and For the Three Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Leverage Ratios: Net debt / total gross assets 43.4% 41.3% 40.9% 41.2% 50.3% Net debt / gross book value of real estate assets 45.7% 43.2% 42.8% 43.2% 51.5% Net debt / total market capitalization 36.0% 33.2% 35.4% 35.5% 47.7% Secured debt / total assets 31.7% 33.6% 34.0% 33.9% 42.3% Variable rate debt / net debt 36.9% 28.3% 25.8% 26.1% 23.9% Coverage Ratios: Net debt / annualized Adjusted EBITDAre 5.8x 5.3x 5.2x 4.9x 7.3x Adjusted EBITDAre / interest expense 4.5x 4.7x 4.6x 4.0x 3.6x Leverage Ratios and Coverage Ratios RETURN TO TABLE OF CONTENTS 4000 Principio Parkway North East, MD 1,194,744 Square Feet

11Supplemental Q3 2021 (dollars in thousands) For the Three Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Tenant improvements and leasing costs $ 1,819 $ 441 $ 823 $ 2,001 $ 242 Building improvements 1,625 560 232 1,163 1,000 Recurring capital expenditures 3,444 1,001 1,055 3,164 1,242 Development, redevelopment and other activities — 104 — 15 10 Total capital expenditures $ 3,444 $ 1,105 $ 1,055 $ 3,179 $ 1,252 Capital Expenditures Summary RETURN TO TABLE OF CONTENTS 10450 Doral Boulevard Doral,, FL 240,283 Square Feet

12Supplemental Q3 2021 Property Acquisitions and Dispositions Since 1/1/2021 (dollars and sq. ft. in thousands, except per sq. ft. data) Acquisitions: Weighted Average Percent Purchase Remaining Leased Date Market Purchase Price / Cap Lease Term at Acquired Area Sq. Ft. Price Sq. Ft. Rate in Years Acquisition Major Tenants May 2021 Dallas, TX N/A $ 2,200 $ N/A N/A N/A N/A N/A - Developable Land June 2021 Columbus, OH 358 31,500 88 4.6% 7.0 100% Synnex Corporation August 2021 Memphis, TN 1,287 100,000 78 4.7% 3.6 100% StyleCraft, Flextronics Total / Weighted Average 1,645 $ 133,700 $ 81 4.6% 4.4 100% RETURN TO TABLE OF CONTENTS We have not disposed any properties since January 1, 2021. Dispositions: 8474 Market Place Drive Southaven, MS 602,500 Square Feet 6380 E Holmes Rd Memphis, TN 437,940 Square Feet

13Supplemental Q3 2021 Investment in Unconsolidated Joint Venture (dollars and sq. ft. in thousands) Investment in Unconsolidated Joint Venture: ILPT Weighted Average ILPT Carrying Value at Number of Number of Square Occupancy at Lease Term at Joint Venture Ownership September 30, 2021 Properties States Feet September 30, 2021 September 30, 2021 (1) The Industrial Fund REIT LLC 22% $ 63,260 12 9 9,227 100% 7.7 (1) Lease term is weighted based on annualized rental income. Annualized rental income is calculated using the annualized contractual base rents from the joint venture's tenants pursuant to the lease agreements as of September 30, 2021, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to the joint venture by their tenants, and excluding lease value amortization. (2) The mortgage loans require interest-only payments until the respective maturity dates. (3) Includes the interest rate stated in, or determined pursuant to, the contract terms. (4) Reflects the entire balance of the debt secured by the respective properties. (5) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the joint venture as of September 30, 2021; none of the debt is recourse to us. Unconsolidated Debt: Coupon Interest Maturity Principal Balance ILPT ILPT Share of Principal Balance (5) Secured Debt(2) Rate (3) Date at September 30, 2021 (4) Ownership at September 30, 2021 1 Property 3.600% 10/1/2023 $ 56,980 22% $ 12,536 11 Properties 3.330% 11/7/2029 350,000 22% 77,000 Total / Weighted Average 3.368% $ 406,980 $ 89,536 Number of Leases Expiring 2 1 2 2 1 1 1 1 1 1 % of Total Annualized Rental Revenues Expiring 12.1% 2.4% 18.4% 10.5% 3.1% 17.9% 18.2% 3.8% 5.8% 7.8% A nn ua liz ed R ev en ue E xp iri ng 2024 2025 2026 2027 2028 2029 2030 2031 2034 2038 $0 $5,000 $10,000 $15,000 $20,000 Unconsolidated Joint Venture Lease Expiration Schedule As of September 30, 2021 RETURN TO TABLE OF CONTENTS

Calculation and Reconciliation of NOI and Cash Basis NOI

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars in thousands)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	9/30/2021	9/30/2020
Calculation of NOI and Cash Basis NOI:							
Rental income	$ 54,981	$ 54,180	$ 54,217	$ 60,081	$ 65,106	$ 163,378	$ 194,494
Real estate taxes	(7,617)	(7,489)	(7,247)	(8,406)	(9,036)	(22,353)	(26,779)
Other operating expenses	(4,417)	(4,341)	(4,976)	(5,016)	(5,511)	(13,734)	(15,733)
NOI	42,947	42,350	41,994	46,659	50,559	127,291	151,982
Non-cash straight line rent adjustments included in rental income	(1,678)	(1,951)	(2,044)	(2,858)	(2,120)	(5,673)	(6,183)
Lease value amortization included in rental income	(174)	(171)	(180)	(185)	(202)	(525)	(606)
Lease termination fees included in rental income	–	(5)	(507)	–	–	(512)	–
Cash Basis NOI	$ 41,095	$ 40,223	$ 39,263	$ 43,616	$ 48,237	$ 120,581	$ 145,193
Reconciliation of Net Income to NOI and Cash Basis NOI:							
Net income	$ 18,307	$ 18,831	$ 19,337	$ 40,140	$ 13,814	$ 56,475	$ 41,065
Equity in earnings of investees	(998)	(1,876)	(2,581)	(529)	–	(5,455)	–
Income tax expense	72	42	63	75	13	177	202
Income before income tax expense and equity in earnings of investees	17,381	16,997	16,819	39,686	13,827	51,197	41,267
Gain on early extinguishment of debt	–	–	–	–	–	–	(120)
Interest expense	9,084	8,643	8,741	11,009	12,886	26,468	40,610
Interest income	–	–	–	–	–	–	(113)
Gain on sale of real estate	(940)	–	–	(23,996)	–	(940)	–
General and administrative	4,728	4,234	3,756	4,723	5,180	12,718	14,857
Acquisition and certain other transaction related costs	–	646	–	22	178	646	178
Depreciation and amortization	12,694	11,830	12,678	15,215	18,488	37,202	55,303
NOI	42,947	42,350	41,994	46,659	50,559	127,291	151,982
Non-cash straight line rent adjustments included in rental income	(1,678)	(1,951)	(2,044)	(2,858)	(2,120)	(5,673)	(6,183)
Lease value amortization included in rental income	(174)	(171)	(180)	(185)	(202)	(525)	(606)
Lease termination fees included in rental income	–	(5)	(507)	–	–	(512)	–
Cash Basis NOI	$ 41,095	$ 40,223	$ 39,263	$ 43,616	$ 48,237	$ 120,581	$ 145,193


235 Great Pond Road
Windsor, CT
171,072 Square Feet

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Supplemental Q3 2021 14

15Supplemental Q3 2021 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI (dollars in thousands) Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Reconciliation of NOI to Same Property NOI : Rental income $ 54,981 $ 65,106 $ 163,378 $ 194,494 Real estate taxes (7,617) (9,036) (22,353) (26,779) Other operating expenses (4,417) (5,511) (13,734) (15,733) NOI 42,947 50,559 127,291 151,982 Less: NOI of properties not included in same property results (1,550) (10,365) (5,785) (33,273) Same Property NOI $ 41,397 $ 40,194 $ 121,506 $ 118,709 Calculation of Same Property Cash Basis NOI : Same Property NOI $ 41,397 $ 40,194 $ 121,506 $ 118,709 Less: Non-cash straight line rent adjustments included in rental income (1,542) (1,650) (5,373) (4,133) Lease value amortization included in rental income (171) (171) (523) (513) Lease termination fees included in rental income — — (512) — Same Property Cash Basis NOI $ 39,684 $ 38,373 $ 115,098 $ 114,063 RETURN TO TABLE OF CONTENTS 10100 89th Avenue N Maple Grove, MN 319,062 Square Feet 900 Commerce Parkway Greenwood, IN 294,388 Square Feet

Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars in thousands)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	9/30/2021	9/30/2020
Net income	$ 18,307	$ 18,831	$ 19,337	$ 40,140	$ 13,814	$ 56,475	$ 41,065
Plus: interest expense	9,084	8,643	8,741	11,009	12,886	26,468	40,610
Plus: income tax expense	72	42	63	75	13	177	202
Plus: depreciation and amortization	12,694	11,830	12,678	15,215	18,488	37,202	55,303
EBITDA	40,157	39,346	40,819	66,439	45,201	120,322	137,180
Gain on sale of real estate	(940)	–	–	(23,996)	–	(940)	–
Equity in earnings of unconsolidated joint venture	(998)	(1,876)	(2,581)	(529)	–	(5,455)	–
Share of EBITDA*re* from unconsolidated joint venture	2,022	1,966	2,025	939	–	6,013	–
EBITDAre	40,241	39,436	40,263	42,853	45,201	119,940	137,180
Plus: acquisition and certain other transaction related costs	–	646	–	22	178	646	178
Plus: general and administrative expense paid in common shares [(1)]	913	780	239	679	672	1,932	1,652
Less: gain on early extinguishment of debt	–	–	–	–	–	–	(120)
Adjusted EBITDAre	$ 41,154	$ 40,862	$ 40,502	$ 43,554	$ 46,051	$ 122,518	$ 138,890


3800 Midlink Drive
Kalamazoo, MI
158,497 Square Feet

(1) Amounts represent equity based compensation to our trustees, our officers and certain other employees of RMR.

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Supplemental Q3 2021
16

Calculation of FFO Attributable to Common Shareholders and Normalized FFO Attributable to Common Shareholders

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars and shares in thousands, except per share data)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	9/30/2021	9/30/2020
Net income attributable to common shareholders	$ 18,307	$ 18,831	$ 19,337	$ 40,315	$ 14,089	$ 56,475	$ 41,756
Depreciation and amortization	12,694	11,830	12,678	15,215	18,488	37,202	55,303
Equity in earnings of unconsolidated joint venture	(998)	(1,876)	(2,581)	(529)	–	(5,455)	–
Share of FFO from unconsolidated joint venture	1,215	1,170	1,236	556	–	3,621	–
Gain on sale of real estate	(940)	–	–	(23,996)	–	(940)	–
FFO adjustments attributable to noncontrolling interest	–	–	–	(1,384)	(2,638)	–	(6,272)
FFO attributable to common shareholders	30,278	29,955	30,670	30,177	29,939	90,903	90,787
Acquisition and certain other transaction related costs	–	646	–	22	178	646	178
Gain on early extinguishment of debt	–	–	–	–	–	–	(120)
Normalized FFO attributable to common shareholders	$ 30,278	$ 30,601	$ 30,670	$ 30,199	$ 30,117	$ 91,549	$ 90,845
Weighted average common shares outstanding - basic	65,178	65,146	65,139	65,139	65,112	65,154	65,092
Weighted average common shares outstanding - diluted	65,230	65,207	65,177	65,152	65,129	65,205	65,101
Per Common Share Data:							
Net income attributable to common shareholders - basic and diluted	$ 0.28	$ 0.29	$ 0.30	$ 0.62	$ 0.22	$ 0.86	$ 0.64
FFO attributable to common shareholders - basic	$ 0.46	$ 0.46	$ 0.47	$ 0.46	$ 0.46	$ 1.40	$ 1.39
FFO attributable to common shareholders - diluted	$ 0.46	$ 0.46	$ 0.47	$ 0.46	$ 0.46	$ 1.39	$ 1.39
Normalized FFO attributable to common shareholders - basic	$ 0.46	$ 0.47	$ 0.47	$ 0.46	$ 0.46	$ 1.41	$ 1.40
Normalized FFO attributable to common shareholders - diluted	$ 0.46	$ 0.47	$ 0.47	$ 0.46	$ 0.46	$ 1.40	$ 1.40


309 Dulty's Lane
Burlington, NJ
633,836 Square Feet



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Supplemental Q3 2021 17

18Supplemental Q3 2021 Portfolio Summary By Property Type (dollars and sq. ft. in thousands) (1) Includes buildings, leasable land parcels and easements which are primarily industrial lands located in Hawaii. As of and For the Three Months Ended September 30, 2021 Mainland Hawaii Key Statistics Properties Properties (1) Total Properties 68 226 294 Percent of total 23.1% 76.9% 100.0% Total square feet 19,759 16,729 36,488 Percent of total 54.2% 45.8% 100.0% Leased square feet 19,759 16,361 36,120 Percent leased 100.0% 97.8% 99.0% Rental income $ 27,199 $ 27,782 $ 54,981 Percent of total 49.5% 50.5% 100.0% NOI $ 22,319 $ 20,628 $ 42,947 Percent of total 52.0% 48.0% 100.0% Cash Basis NOI $ 21,811 $ 19,284 $ 41,095 Percent of total 53.1% 46.9% 100.0% RETURN TO TABLE OF CONTENTS 996 Paragon Way Rock Hill, SC 945,023 Square Feet

19Supplemental Q3 2021 (dollars and sq. ft. in thousands) As of and For the Three Months Ended As of and For the Nine Months Ended 9/30/2021 9/30/2020 9/30/2021 9/30/2020 Properties: Mainland Properties 62 62 61 61 Hawaii Properties 226 226 226 226 Total 288 288 287 287 Square Feet (1): Mainland Properties 17,469 17,469 16,648 16,648 Hawaii Properties 16,729 16,756 16,729 16,756 Total 34,198 34,225 33,377 33,404 Percent Leased (2): Mainland Properties 100.0% 99.7% 100.0% 99.6% Hawaii Properties 97.8% 97.1% 97.8% 97.1% Total 98.9% 98.4% 98.9% 98.4% Rental income: Mainland Properties $ 25,356 $ 25,261 $ 73,420 $ 71,751 Hawaii Properties 27,782 26,480 82,806 79,737 Total $ 53,138 $ 51,741 $ 156,226 $ 151,488 (1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. (2) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. RETURN TO TABLE OF CONTENTS Same Property Results of Operations By Property Type 725 Darlington Avenue Mahwah, NJ 167,424 Square Feet

20Supplemental Q3 2021 As of and For the Three Months Ended As of and For the Nine Months Ended 9/30/2021 9/30/2020 9/30/2021 9/30/2020 NOI: Mainland Properties $ 20,768 $ 20,921 $ 60,193 $ 60,135 Hawaii Properties 20,629 19,273 61,313 58,574 Total $ 41,397 $ 40,194 $ 121,506 $ 118,709 Cash Basis NOI: Mainland Properties $ 20,398 $ 20,304 $ 58,849 $ 58,952 Hawaii Properties 19,286 18,069 56,249 55,111 Total $ 39,684 $ 38,373 $ 115,098 $ 114,063 NOI % Change: Mainland Properties (0.7) % 0.1 % Hawaii Properties 7.0% 4.7 % Total 3.0% 2.4 % Cash Basis NOI % Change: Mainland Properties 0.5% (0.2) % Hawaii Properties 6.7% 2.1 % Total 3.4% 0.9 % Same Property Results of Operations by Property Type (Cont.) (dollars in thousands) RETURN TO TABLE OF CONTENTS 158 West Yard Road Feura Bush, NY 354,000 Square Feet

Occupancy and Leasing Summary [1]

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	9/30/2021 [2]	6/30/2021 [2]	3/31/2021 [2]	12/31/2020 [2]	9/30/2020
Properties	294	291	289	289	301
Total sq. ft. [3]	36,488	35,201	34,870	34,870	43,759
Square feet leased	36,120	34,833	34,366	34,338	43,217
Percentage leased	99.0%	99.0%	98.6%	98.5%	98.8%
Leasing Activity (Sq. Ft.):					
New leases	17	114	273	105	41
Renewals	754	371	347	148	445
Rent resets	47	79	–	–	290
Total	818	564	620	253	776
% Change in GAAP Rent:					
New leases	24.2%	12.3%	11.7%	2.1%	-4.5%
Renewals	19.3%	14.7%	18.5%	20.2%	9.0%
Rent resets	34.5%	37.4%	–%	–%	15.6%
Weighted average (by square feet)	20.5%	17.9%	16.0%	14.1%	9.6%
Leasing Costs and Concession Commitments [4]:					
New leases	$ 21	$ 691	$ 1,964	$ 261	$ 237
Renewals	2,505	600	1,292	231	690
Total	$ 2,526	$ 1,291	$ 3,256	$ 492	$ 927
Leasing Costs and Concession Commitments per Sq. Ft. [5]:					
New leases	$ 1.20	$ 6.06	$ 7.20	$ 2.49	$ 5.78
Renewals	$ 3.33	$ 1.62	$ 3.72	$ 1.57	$ 1.55
Total	$ 3.28	$ 2.66	$ 5.25	$ 1.95	$ 1.91
Weighted Average Lease Term by Sq. Ft. (Years):					
New leases	8.3	11.8	8.5	6.5	14.7
Renewals	8.2	6.3	14.2	17.6	3.4
Total	8.2	7.6	11.7	13.0	4.4
Leasing Costs and Concession Commitments per Sq. Ft. per Year [4][5]:					
New leases	$ 0.15	$ 0.51	$ 0.85	$ 0.38	$ 0.39
Renewals	$ 0.41	$ 0.26	$ 0.26	$ 0.09	$ 0.46
Total	$ 0.40	$ 0.35	$ 0.45	$ 0.15	$ 0.44

(1) This leasing summary is based on leases entered into during the periods indicated.

(2) Excludes 12 properties owned by an unconsolidated joint venture in which we own a 22% equity interest. See page 13 for additional information regarding this joint venture.

(3) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases.

(4) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.

(5) Amounts are per square foot per year for the weighted average lease term by leased square feet.



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Supplemental Q3 2021
21

22Supplemental Q3 2021 Occupancy and Leasing Analysis by Property Type (sq. ft. in thousands) Sq. Ft. Leased New and As of 6/30/2021 Expired Renewal Acquisitions / As of 9/30/2021 Property Type 6/30/2021 % Leased (2) Leases Leases (Sales) 9/30/2021 % Leased Mainland Properties 18,472 100.0% (482) 482 1,287 19,759 100.0 % Hawaii Properties 16,361 97.8% (289) 289 — 16,361 97.8 % Total 34,833 99.0% (771) 771 1,287 36,120 99.0% (1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. (2) Excludes effects of space remeasurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. RETURN TO TABLE OF CONTENTS Total Sq. Ft. (1) Sq. Ft. Leases Executed During As of the Three Months Ended 9/30/2021 Property Type 9/30/2021 New Renewals Total Mainland Properties 19,759 — 482 482 Hawaii Properties 16,729 17 272 289 Total 36,488 17 754 771 Sand Island Industrial Land, Honolulu, HI 48 Buildings and Leaseable Land Parcels Approximate Square Feet: 2,448,000

23Supplemental Q3 2021 As of September 30, 2021 Mainland Properties % of Annualized Rental Revenues Investment grade rated: 30.9% Subsidiaries of investment grade rated parent entities: 19.6% Other unrated or non-investment grade: 49.5% Investment grade rated: 22.3% Subsidiaries of investment grade rated parent entities: 11.3% Other leased Hawaii lands: 37.3% Other unrated or non-investment grade: 29.1% Consolidated Properties % of Annualized Rental Revenues % of Annualized Rental Revenues Mainland Tenant Credit Characteristics Properties Consolidated Investment grade rated 30.9% 22.3% Subsidiaries of investment grade rated parent entities 19.6% 11.3% Other leased Hawaii lands —% 37.3% Subtotal investment grade rated, subsidiaries of investment grade rated parent entities and other leased Hawaii lands 50.5% 70.9% Other unrated or non-investment grade 49.5% 29.1% 100.0% 100.0% Tenant Credit Characteristics RETURN TO TABLE OF CONTENTS 5156 American Road Rockford, IL 38,360 Square Feet

Tenants Representing 1% or More of Total Annualized Rental Revenues

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of September 30, 2021

(sq. ft. in thousands)

	Tenant	States	No. of Properties	Leased Sq. Ft.	% of Total Leased Sq. Ft.	% of Total Annualized Rental Revenues
1	Amazon.com Services, Inc./ Amazon.com Services LLC	AZ, SC, TN, VA	4	3,869	10.7%	9.5%
2	Federal Express Corporation/ FedEx Ground Package System, Inc.	AR, CO, HI, IA, ID, IL, MN, MO, NC, ND, NV, OH, OK, UT	17	952	2.6%	4.3%
3	Restoration Hardware, Inc.	MD	1	1,195	3.3%	2.8%
4	American Tire Distributors, Inc.	CO, LA, NE, NY, OH	5	722	2.0%	2.4%
5	Servco Pacific, Inc.	HI	6	590	1.6%	2.3%
6	Par Hawaii Refining, LLC	HI	3	3,148	8.7%	2.2%
7	UPS Supply Chain Solutions, Inc.	NH	1	614	1.7%	2.2%
8	EF Transit, Inc.	IN	1	535	1.5%	1.9%
9	BJ's Wholesale Club, Inc.	NJ	1	634	1.8%	1.6%
10	Shurtech Brands, LLC	OH	1	645	1.8%	1.6%
11	Coca-Cola Bottling of Hawaii, LLC	HI	4	351	1.0%	1.6%
12	Safeway Inc.	HI	2	146	0.4%	1.5%
13	ELC Distribution Center LLC	KS	1	645	1.8%	1.5%
14	Manheim Remarketing, Inc.	HI	1	338	0.9%	1.4%
15	Exel Inc.	SC	1	945	2.6%	1.4%
16	Avnet, Inc.	OH	1	581	1.6%	1.4%
17	StyleCraft Home Collection, Inc.	MS	1	603	1.7%	1.3%
18	Warehouse Rentals Inc.	HI	5	278	0.8%	1.2%
19	YNAP Corporation	NJ	1	167	0.5%	1.1%
20	ODW Logistics, Inc.	OH	3	760	2.1%	1.1%
21	Refresco Beverages US Inc.	MO, SC	2	421	1.2%	1.0%
22	Honolulu Warehouse Co., Ltd.	HI	1	298	0.8%	1.0%
23	Hellmann Worldwide Logistics, Inc.	FL	1	240	0.7%	1.0%
24	Flextronics International Holding LLC	TN	1	438	1.2%	1.0%
			65	19,115	53.0%	48.3%


235 Great Pond Road
Windsor, CT
171,072 Square Feet


2 Tower Drive
Wallingford, CT
62,390 Square Feet

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Supplemental Q3 2021
24

Five Year Lease Expiration and Reset Schedule by Property Type

INDUSTRIAL LOGISTICS
PROPERTIES TRUST

As of September 30, 2021

(dollars and sq. ft. in thousands)

	Total	2021	2022	2023	2024	2025	2026 and Thereafter
Mainland Properties Expirations:							
Total sq. ft.	19,759						
Leased sq. ft.	19,759	–	350	3,017	3,678	2,348	10,366
Percent		–%	1.8%	15.3%	18.6%	11.9%	52.4%
Annualized rental revenues	$ 112,378	$ –	$ 2,435	$ 18,532	$ 21,512	$ 12,802	$ 57,097
Percent		–%	2.2%	16.5%	19.1%	11.4%	50.8%
Hawaii Properties Expirations:							
Total sq. ft.	16,729						
Leased sq. ft.	16,361	33	1,696	351	2,805	206	11,270
Percent		0.2%	10.4%	2.1%	17.1%	1.3%	68.9%
Annualized rental revenues	$ 109,438	$ 350	$ 12,252	$ 2,611	$ 6,703	$ 1,300	$ 86,222
Percent		0.3%	11.2%	2.4%	6.1%	1.2%	78.8%
Total Expirations:							
Total sq. ft.	36,488						
Leased sq. ft.	36,120	33	2,046	3,368	6,483	2,554	21,636
Percent		0.1%	5.7%	9.3%	17.9%	7.1%	59.9%
Annualized rental revenues	$ 221,816	$ 350	$ 14,687	$ 21,143	$ 28,215	$ 14,102	$ 143,319
Percent		0.2%	6.6%	9.5%	12.7%	6.4%	64.6%
Next Scheduled Rent Resets at Hawaii Properties:							
Reset sq. ft.	4,344	40	387	370	294	454	2,799
Percent [(1)]		0.2%	2.4%	2.3%	1.8%	2.8%	17.1%
Annualized rental revenues	$ 27,763	$ 323	$ 3,224	$ 2,085	$ 2,101	$ 3,103	$ 16,927
Percent [(1)]		0.3%	2.9%	1.9%	1.9%	2.8%	15.5%


945 Monument Drive
Lebanon, IN
962,500 Square Feet

(1) Percent based on Hawaii Properties leased square feet and Hawaii Properties annualized rental revenues for Hawaii Properties.

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Supplemental Q3 2021
25

26Supplemental Q3 2021 Cumulative % of Total Cumulative % % of Total % of Total Leased Leased of Total Leased Annualized Annualized Annualized Number of Square Feet Square Feet Square Feet Rental Revenues Rental Revenues Rental Revenues Period / Year Tenants Expiring Expiring Expiring Expiring Expiring Expiring 10/1/2021-12/31/2021 5 33 0.1% 0.1% $ 350 0.2% 0.2% 2022 52 2,046 5.7% 5.8% 14,687 6.6% 6.8% 2023 35 3,368 9.3% 15.1% 21,143 9.5% 16.3% 2024 34 6,483 17.9% 33.0% 28,215 12.7% 29.0% 2025 16 2,554 7.1% 40.1% 14,102 6.4% 35.4% 2026 10 1,736 4.8% 44.9% 10,571 4.8% 40.2% 2027 13 4,648 12.9% 57.8% 25,383 11.4% 51.6% 2028 21 2,817 7.8% 65.6% 19,685 8.9% 60.5% 2029 9 1,853 5.1% 70.7% 6,657 3.0% 63.5% 2030 9 1,232 3.4% 74.1% 9,522 4.3% 67.8% Thereafter 92 9,350 25.9% 100.0% 71,501 32.2% 100.0% Total 296 36,120 100.0% $ 221,816 100.0% Weighted average remaining lease term (in years) 7.9 9.0 Portfolio Lease Expiration Schedule RETURN TO TABLE OF CONTENTS (dollars and sq. ft. in thousands) As of September 30, 2021 200 Orange Point Drive Lewis Center, OH 125,060 Square Feet

27Supplemental Q3 2021 FFO and Normalized FFO Attributable to Common Shareholders: We calculate funds from operations, or FFO, attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 17. FFO attributable to common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of real estate and equity in earnings of an unconsolidated joint venture, plus real estate depreciation and amortization of consolidated properties and its proportionate share of FFO of unconsolidated joint venture properties and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 17 including similar adjustments for our unconsolidated joint venture, if any. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and our dividend yield compared to the dividend yields of other industrial REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. Non-GAAP Financial Measures: We present certain “non-GAAP financial measures” within the meaning of the applicable SEC rules, including FFO attributable to common shareholders, Normalized FFO attributable to common shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI and Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income or net income attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income and net income attributable to common shareholders as presented in our condensed consolidated statements of income. We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income and net income attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on pages 14 and 15. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. We use NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. Non-GAAP Financial Measures and Certain Definitions EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 16. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, including our proportionate share of EBITDAre from unconsolidated joint venture properties, and excluding gains and losses on the sale of real estate, equity in earnings of an unconsolidated joint venture, loss on impairment of real estate assets, if any, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 16. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. RETURN TO TABLE OF CONTENTS

28Supplemental Q3 2021 Non-GAAP Financial Measures and Certain Definitions (Cont.) Annualized dividend yield - Annualized dividend yield is the annualized dividend paid during the applicable period divided by the closing price of our common shares at the end of the relevant period. Annualized rental revenues - Annualized rental revenues is the annualized contractual rents, as of September 30, 2021, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. Building improvements - Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets. Cap rate - Cap rate represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases at the acquisition date, less estimated annual property operating expenses as of the date of the acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price, including the principal amount of assumed debt, if any, and excluding acquisition related costs. Development, redevelopment and other activities - Development, redevelopment and other activities generally include capital expenditures projects that (i) reposition a property or (ii) result in new sources of revenue. Gross book value of real estate assets - Gross book value of real estate assets is real estate assets at cost, plus certain acquisition related costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Leased square feet - Leased square feet is pursuant to existing leases as of September 30, 2021, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any. Leasing costs - Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. Net debt - Net debt is total debt less cash. Percent change in GAAP rent - Percent change in GAAP rent is the percent change from prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. References in this report to "same space" represent same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space). Purchase price - Purchase price represents the gross purchase price, including assumed debt, if any, and excludes acquisition related costs and purchase price allocations. Same property - For the three months ended September 30, 2021 and 2020, same property NOI and Cash Basis NOI are based on properties that we owned as of September 30, 2021 and that we owned continuously since July 1, 2020, excluding 12 properties owned by an unconsolidated joint venture in which we own a 22% equity interest. For the nine months ended September 30, 2021 and 2020, same property NOI and Cash Basis NOI based on properties that we owned as of September 30, 2021 and that we owned continuously since January 1, 2020, excluding 12 properties owned by an unconsolidated joint venture in which we own a 22% equity interest. Tenant improvements - Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. Total gross assets - Total gross assets is total assets plus accumulated depreciation. Total market capitalization - Total market capitalization is total debt plus the market value of our common shares at the end of the applicable period. Weighted average remaining lease term - Weighted average remaining lease term is the average remaining lease term in years weighted based on rental revenue. RETURN TO TABLE OF CONTENTS

29Supplemental Q3 2021 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS